UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08215

Name of Fund:  MuniHoldings Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniHoldings Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 07/31/06

Date of reporting period: 08/01/05 - 07/31/06

Item 1 -   Report to Stockholders


Annual Report
July 31, 2006


MuniHoldings Fund II, Inc.
MuniHoldings New Jersey Insured
Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


These reports, including the financial information herein, are transmitted to shareholders of MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniHoldings Fund II, Inc.
MuniHoldings New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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MuniHoldings Fund II, Inc.
MuniHoldings New Jersey Insured Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close around the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. Each Fund's Board of Directors and shareholders have approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the Funds' current investment advisory agreement with the Investment Adviser. BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Funds upon the closing of the Transaction.



Quality Profiles as of July 31, 2006


                                               Percent of
MuniHoldings Fund II, Inc.                       Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           38.8%
AA/Aa                                              8.8
A/A                                               12.9
BBB/Baa                                           17.1
BB/Ba                                              0.6
B/B                                                1.3
CCC/Caa                                            2.5
NR (Not Rated)                                    17.2
Other*                                             0.8

 * Includes portfolio holdings in short-term investments and variable rate demand notes.



MuniHoldings New Jersey                        Percent of
Insured Fund, Inc.                               Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           87.4%
AA/Aa                                              3.2
A/A                                                3.8
BBB/Baa                                            5.4
Other*                                             0.2

 * Includes portfolio holdings in short-term investments.



ANNUAL REPORTS                                                    JULY 31, 2006



A Letter From the President


Dear Shareholder


By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected around the end of the third quarter of 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/ BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.047 trillion in assets under management as of June 30, 2006.

   Data, including assets under management, are as of June 30, 2006.



ANNUAL REPORTS                                                    JULY 31, 2006



A Discussion With Your Funds' Portfolio Managers


The Funds adopted a neutral stance on interest rates as the Federal Reserve Board approached a pause in its prolonged interest rate tightening campaign.


Describe the recent market environment relative to municipal bonds.

During the past 12 months, long-term bond yields rose sharply while their prices, which move in the opposite direction, declined. The drop in bond prices largely reflects investors' focus on solid economic growth. Despite a decline in gross domestic product growth between the first and second quarters of 2006, U.S. economic activity so far this year has outpaced the 3.2% annual growth rate posted in 2005. Rising commodity prices also have stoked inflationary fears, further weighing on bond prices.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the past year, bringing the federal funds rate to 5.25%. Consequently, the yield curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Overall, 30-year U.S. Treasury bond yields rose 60 basis points (.60%) during the 12-month period to 5.07%, while 10-year U.S. Treasury note yields rose 71 basis points to 4.99%. Municipal bond yields also rose in recent months, although the tax-exempt market's strong technical position provided significant price support. This allowed municipal bond prices to decline less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose just 12 basis points to 4.47%, and yields on AAA-rated issues maturing in 10 years rose 33 basis points to 3.99%.

The rise in yields prompted a revival in investor demand for municipal bonds. The increased demand also was triggered by seasonal factors that served to generate large cash flows into investor accounts. Investors received more than $40 billion in June and July from coupon income and the proceeds from bond maturities and early redemptions. Consequently, municipal bond fund flows have continued to be supportive. As reported by the Investment Company Institute, open-end tax-exempt bond funds received net new cash inflows of over $6.5 billion in the first six months of 2006, compared to $2.5 billion during the same period in 2005.

Also contributing to the outperformance of the municipal bond market has been declines in new issuance. During the past six months, more than $189 billion in new long-term tax-exempt bonds was underwritten, a decline of 14% compared to the same period a year earlier. Recent declines in issuance have largely been the result of a 57% drop in refunding activity so far this year. Rising bond yields have made the refinancing of existing higher-couponed debt issues increasingly problematic, as the potential economic savings have rapidly diminished. In addition, the improved fiscal condition of many state and local governments has resulted in lower borrowing trends, with many new municipal capital projects being financed from existing budget surpluses. The declines in issuance have led many analysts to lower their annual issuance forecasts to the $300 billion - $325 billion range. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

Looking ahead, municipal market fundamentals are likely to remain favorable, leading us to expect the tax-exempt market to perform at least as well as comparable U.S. Treasury issues. Attractive yield ratios have continued to draw both retail and institutional investors to the municipal market. Based on this, and the prospect for reduced annual issuance in 2006, we believe the municipal market should continue to perform well in the coming months.


MuniHoldings Fund II, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2006, the Common Stock of MuniHoldings Fund II, Inc. had net annualized yields of 6.00% and 6.30%, based on a year-end per share net asset value of $14.82 and a per share market price of $14.12, respectively, and $.889 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.89%, based on a change in per share net asset value from $15.03 to $14.82, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +3.52% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)



ANNUAL REPORTS                                                    JULY 31, 2006



Fund performance during the year benefited from the continued contraction of credit spreads in the municipal market. This had a favorable impact on our positions in tax-backed and corporate-related debt, where we have a significant concentration, as well as our healthcare-related holdings and land-secured deals. The greatest contribution to performance came from the Fund's positions in airline-related debt. While this sector lagged in the first six months, airlines rallied strongly in the latter half of the period due to considerable spread tightening. This proved beneficial to some of our larger holdings in Continental Airlines, Inc., American Airlines Inc. and US Airways (formerly America West Airlines). Also contributing to performance was strong appreciation in the portfolio's holdings in the bonds of Pocahontas Parkway Association, a toll road in Virginia that was constructed within the past few years. The bonds increased in value as the roadway was sold to a private entity resulting in the subsequent defeasance of the project's outstanding debt. (When bonds are defeased, it typically means that the securities are retired at their first call date, enabling the bonds to appreciate significantly.) Finally, our yield curve strategy also proved advantageous.
For most of the period, the Fund was overweight in bonds with maturities greater than 20 years. This benefited performance as the yield curve flattened and longer-term bonds outperformed short-term issues.

For the six-month period ended July 31, 2006, the total investment return on the Fund's Common Stock was +2.82%, based on a change in per share net asset value from $14.84 to $14.82, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Broadly speaking, we moved the portfolio from a slightly defensive stance to a more neutral posture as the Fed appeared to be approaching a pause in its interest rate-hiking campaign. Although both the Treasury and the municipal yield curves continued to flatten during the past 12 months, the move was not nearly as dramatic as we have seen in prior periods. Notably, the municipal curve retained a positive slope, particularly relative to the Treasury curve, which actually inverted early in 2006. This contributed to the municipal market's and the Fund's positive performance.

The Fund maintained its focus on refundable, essential service securities from high demand states. The lack of new-issue supply and increased demand for municipal bonds has caused spreads to narrow in all sectors of the municipal market. We took advantage of these tight spreads to move the Fund's exposure to spread product to neutral while increasing its position in bonds exempt from tax in specialty states. We believe this strategy should prove beneficial with any shift in the demand/supply imbalance in both the high yield sector and the broader municipal market.

For the six months ended July 31, 2006, the average yield for the Fund's Auction Market Preferred Stock (AMPS) was 3.35% for Series A and 3.13% for Series B. The Fed raised the short-term interest rate target 200 basis points during the 12-month period, and this continued to affect the Fund's borrowing costs. On August 8, 2006, the Fed opted to pause in its interest rate-hiking campaign and is expected to be "data dependent" in determining monetary policy going forward. As such, we would expect additional increases in the Fund's cost of funds to be more limited. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.40% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)



ANNUAL REPORTS                                                    JULY 31, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


How would you characterize the Fund's position at the close of the period?

We remain focused on generating an attractive level of tax-exempt income for our shareholders. The Fund ended the period fully invested and with an overall neutral market posture. After 17 consecutive interest rate hikes, the Fed paused in its monetary tightening program in early August and has indicated that it will look at the economic data when determining monetary policy going forward. Because global economies and certain pockets of the U.S. economy continue to show solid growth with higher headline inflationary figures, we believe that it still may be early to become too aggressive in our investment strategy. In our view, a neutral posture is prudent in the current environment and should provide for competitive performance.


MuniHoldings New Jersey Insured Fund, Inc.

Describe conditions in the State of New Jersey.

Jon Corzine claimed victory in the state's November gubernatorial election and, upon beginning his term in January, immediately faced the challenges of the fiscal year 2007 budget. By the end of the second quarter, New Jersey had failed to adopt a balanced budget for the new fiscal year (beginning July 1). The point of contention was Governor Corzine's proposal to raise the state sales tax to 7% from 6%. As a result, the governor ordered a shutdown of non-essential state services for several days in early July until an agreement could be reached with the State Assembly. In the past, deficit financing had served as one alternative to deadlocked budget negotiations; however, the New Jersey Supreme Court had recently prohibited the state from borrowing in order to balance budgets. Nevertheless, throughout the shutdown, the rating agencies maintained the state's ratings and outlook.

Ultimately, a $31 billion budget was adopted for fiscal year 2007. The 1% sales tax increase was implemented and is expected to generate roughly
$1.2 billion in income. As part of the agreement with the Assembly, one-half of the new sales tax receipts will be allocated to property tax rebates. The budget also includes tax increases and surcharges on various items, such as cigarettes, car rentals and luxury goods. Other key components in reducing the projected $4.5 billion budget gap included approximately $2 billion in spending reductions and freezes. The budget keeps state aid to municipalities and school districts essentially flat for another year and, as such, local property taxes are likely to increase. The budget also contributes $1.1 billion into the state pension system, exceeding the entire amount allocated in the past 10 years.
The adopted budget significantly reduces reliance on onetime revenues and, therefore, is more structurally balanced than the state's last several budgets - a positive from a credit rating perspective.

New Jersey has a high and growing debt burden compared to similarly rated states. In addition, the state recently started a five-year, $6 billion debt financing program for transportation projects, and funding of billions of dollars in court-mandated school construction projects is yet to be determined.


How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2006, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. had net annualized yields of 5.74% and 5.71%, based on a year-end per share net asset value of $14.91 and a per share market price of $14.98, respectively, and $.856 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.09%, based on a change in per share net asset value from $15.62 to $14.91, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, trailed the +2.70% average return of the Lipper New Jersey Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey. Notably, the Fund was disadvantaged relative to many of its peers by its conservative investment parameters. Specifically, the Fund is limited in its ability to invest in lower-quality issues, which outperformed during the year as credit spreads (versus higher-quality issues of comparable maturity) tightened dramatically. Per its investment parameters, at least 80% of the portfolio was invested in AAA-rated, insured bonds throughout the year.

Another factor that weighed on the Fund's performance was the fact that a number of seasoned holdings with higher coupons were called by their issuers. Given our limited ability to buy lower-rated issues and a decline in new-issue supply during the period, particularly in the early months of 2006, it was especially difficult to compensate for the income lost to calls.



ANNUAL REPORTS                                                    JULY 31, 2006



For the six-month period ended July 31, 2006, the total investment return on the Fund's Common Stock was +.53%, based on a change in per share net asset value from $15.24 to $14.91, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

For most of the fiscal year, the portfolio was positioned for the yield curve flattening we had anticipated, and we saw little need to make significant changes as the Fed tirelessly increased interest rates and the long end of the curve outperformed. In more recent months, as the Fed approached the end of its monetary tightening campaign and the curve appeared ready to resteepen, we began to see opportunities in the intermediate maturity range. This is an area that suffered most as rates rose and, in a resteepening scenario, could be positioned for strong relative performance. To take advantage, in the final three months of the fiscal year, we focused mainly on trimming some of the short-term investments in the portfolio, particularly bonds that are callable or likely to be called within the next year or two. With the proceeds, we invested in bonds in the 10-year - 15-year portion of the curve. Despite a decline in new municipal bond issuance, we had little trouble finding opportunities in this maturity range. Throughout the year, we continued to maintain a high-quality portfolio consistent with our conservative investment parameters. Approximately 83% - 84% of the Fund's net assets was invested in insured municipal paper.

For the six-month period ended July 31, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 3.07%; Series B, 2.99%; Series C, 3.00%; Series D, 2.96%; and Series E, 2.94%. The Fed raised the short-term interest rate target 200 basis points during the 12-month period, and this continued to affect the Fund's borrowing costs. On August 8, 2006, the Fed opted to pause in its interest rate-hiking campaign and is expected to be "data dependent" in determining monetary policy going forward. As such, we would expect additional increases in the Fund's cost of funds to be more limited. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 39.07% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period-end, the Fund remained relatively neutral with respect to interest rate risk. As mentioned earlier, our yield curve outlook changed in the final months of the period on speculation that the Fed may be close to ending its monetary tightening program. That pause in policy tightening came in early August, affirming our revised yield curve strategy. Still, there remains uncertainty as to whether the Fed will pursue additional interest rate hikes down the road, as Chairman Bernanke and the governors have indicated that they will let the economic and inflationary data guide their interest rate decisions. Having said that, the consensus expectation is that economic growth will continue to moderate, thereby alleviating inflationary pressures and discouraging the Fed from pursuing further interest rate hikes. As such, we will continue to seek out value closer to the middle of the municipal yield curve, while maintaining a high-quality portfolio.


Robert A. DiMella, CFA
Vice President and Portfolio Manager
MuniHoldings Fund II, Inc.


Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
MuniHoldings New Jersey Insured Fund, Inc.



August 9, 2006



ANNUAL REPORTS                                                    JULY 31, 2006



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of July 31, 2006, the percentages of MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc.'s total net assets invested in inverse floaters were 8.26% and 4.97%, respectively, before the deduction of Preferred Stock.



ANNUAL REPORTS                                                    JULY 31, 2006



Schedule of Investments                              MuniHoldings Fund II, Inc.

                                                                 (in Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Alabama--2.1%

 $  3,450   Jefferson County, Alabama, Limited Obligation
               School Warrants, Series A, 5% due 1/01/2024            $   3,531

Arizona--5.0%

    1,000   Arizona Health Facilities Authority Revenue Bonds
               (Catholic Healthcare West), Series A, 6.625%
               due 7/01/2020                                              1,101
    1,365   Maricopa County, Arizona, IDA, Education Revenue
               Bonds (Arizona Charter Schools Project 1), Series A,
               6.50% due 7/01/2012                                        1,375
    2,560   Phoenix, Arizona, IDA, Airport Facility, Revenue
               Refunding Bonds (America West Airlines Inc.
               Project), AMT, 6.30% due 4/01/2023                         2,526
    1,000   Pima County, Arizona, IDA, Education Revenue Bonds
               (Arizona Charter Schools Project), Series C, 6.75%
               due 7/01/2031                                              1,040
    1,000   Pinal County, Arizona, COP, 5% due 12/01/2029                 1,015
    1,095   Show Low, Arizona, Improvement District Number 5,
               Special Assessment Bonds, 6.375%
               due 1/01/2015                                              1,128

Arkansas--0.6%

    1,000   University of Arkansas, University Construction
               Revenue Bonds (UAMS Campus), Series B, 5%
               due 11/01/2022 (d)                                         1,040

California--21.4%

    2,000   Benicia, California, Unified School District, GO,
               Refunding, Series A, 5.615% due 8/01/2020 (b)(m)           1,045
    2,565   California Pollution Control Financing Authority, PCR,
               Refunding, DRIVERS, AMT, Series 878Z, 6.719%
               due 12/01/2009 (d)(e)                                      2,865
    5,200   California State Public Works Board, Lease Revenue
               Bonds (Department of Corrections), Series C, 5.25%
               due 6/01/2028                                              5,398
    1,000   East Side Union High School District, California,
               Santa Clara County, GO (Election of 2002), Series D,
               5% due 8/01/2020 (i)                                       1,052
      870   Golden State Tobacco Securitization Corporation of
               California, Tobacco Settlement Revenue Bonds,
               Series A-3, 7.875% due 6/01/2042                           1,044
    6,030   Los Angeles, California, Unified School District, GO,
               Series A, 5% due 1/01/2028 (d)                             6,223
    1,750   Poway, California, Unified School District, Special Tax
               (Community Facilities District Number 6 Area),
               Series A, 6.125% due 9/01/2033                             1,859
            San Marino, California, Unified School District, GO,
               Series A (d)(m):
    1,820        5.50% due 7/01/2017                                      1,121
    1,945        5.55% due 7/01/2018                                      1,135
    2,070        5.60% due 7/01/2019                                      1,145


                                                                 (in Thousands)

     Face
   Amount   Municipal Bonds                                            Value

California (concluded)

 $  5,525   Sequoia, California, Unified High School District, GO,
               Refunding, Series B, 5.50% due 7/01/2035 (c)           $   6,037
    5,000   Tracy, California, Area Public Facilities Financing
               Agency, Special Tax Refunding Bonds (Community
               Facilities District Number 87-1), Series H, 5.875%
               due 10/01/2019 (d)                                         5,149
    1,250   Tustin, California, Unified School District, Senior Lien
               Special Tax Bonds (Community Facilities District
               Number 97-1), Series A, 5% due 9/01/2032 (c)               1,274

Colorado--1.7%

    1,845   Elk Valley, Colorado, Public Improvement Revenue
               Bonds (Public Improvement Fee), Series A, 7.10%
               due 9/01/2014                                              1,971
      860   Plaza Metropolitan District Number 1, Colorado, Tax
               Allocation Revenue Bonds (Public Improvement Fees),
               8.125% due 12/01/2025                                        862

Connecticut--0.8%

    1,715   Bridgeport, Connecticut, Senior Living Facilities Revenue
               Bonds (3030 Park Retirement Community Project),
               7.25% due 4/01/2035                                        1,291

Florida--7.6%

    1,640   Ballantrae, Florida, Community Development District,
               Capital Improvement Revenue Bonds, 6%
               due 5/01/2035                                              1,708
    1,765   Miami-Dade County, Florida, Subordinate Special
               Obligation Revenue Bonds, Series A, 5.24%
               due 10/01/2037 (d)(m)                                        344
    2,450   Midtown Miami, Florida, Community Development
               District, Special Assessment Revenue Bonds, Series A,
               6.25% due 5/01/2037                                        2,656
    2,400   Orange County, Florida, Health Facilities Authority,
               Hospital Revenue Bonds (Orlando Regional
               Healthcare), 6% due 12/01/2012 (h)                         2,669
    1,515   Orlando, Florida, Greater Orlando Aviation Authority,
               Airport Facilities Revenue Bonds (JetBlue Airways
               Corp.), AMT, 6.50% due 11/15/2036                          1,580
      525   Palm Coast Park Community Development District,
               Florida, Special Assesment Revenue Bonds, 5.70%
               due 5/01/2037                                                527
    1,270   Preserve at Wilderness Lake, Florida, Community
               Development District, Capital Improvement Bonds,
               Series A, 5.90% due 5/01/2034                              1,307
    1,700   West Villages Improvement District, Florida, Special
               Assessment Revenue Refunding Bonds (Unit of
               Development Number 2), 5.80% due 5/01/2036                 1,742



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single Family
VRDN     Variable Rate Demand Notes



ANNUAL REPORTS                                                    JULY 31, 2006



Schedule of Investments (continued)                  MuniHoldings Fund II, Inc.

                                                                 (in Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Georgia--3.7%

 $  1,250   Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
               Project), 7.90% due 12/01/2024                         $   1,381
    1,535   Brunswick & Glynn County, Georgia, Development
               Authority, First Mortgage Revenue Bonds (Coastal
               Community Retirement Corporation Project),
               Series A, 7.25% due 1/01/2035                              1,513
    1,945   Fulton County, Georgia, Development Authority,
               PCR (General Motors Corporation), Refunding,
               VRDN, 8% due 4/01/2010 (j)                                 1,945
    1,250   Milledgeville-Baldwin County, Georgia, Development
               Authority Revenue Bonds (Georgia College and
               State University Foundation), 5.50%
               due 9/01/2024                                              1,300

Idaho--1.3%

    2,000   Power County, Idaho, Industrial Development
               Corporation, Solid Waste Disposal Revenue
               Bonds (FMC Corporation Project), AMT, 6.45%
               due 8/01/2032                                              2,130

Illinois--2.8%

    1,000   Chicago, Illinois, O'Hare International Airport, Special
               Facility Revenue Refunding Bonds (American Airlines
               Inc. Project), 8.20% due 12/01/2024                        1,027
    1,000   Chicago, Illinois, Special Assessment Bonds (Lake Shore
               East), 6.75% due 12/01/2032                                1,074
    2,000   Illinois HDA, Homeowner Mortgage Revenue Bonds,
               AMT, Sub-Series C-2, 5.25% due 8/01/2022                   2,039
      500   Illinois State Finance Authority Revenue Bonds (Landing
               at Plymouth Place Project), Series A, 6%
               due 5/15/2025                                                517

Louisiana--2.8%

    2,500   Louisiana Public Facilities Authority, Hospital Revenue
               Bonds (Franciscan Missionaries of Our Lady Health
               System, Inc.), Series A, 5.25% due 8/15/2036               2,573
      760   Louisiana State, Gas and Fuels Tax Revenue Bonds,
               Series A, 5% due 5/01/2030 (b)                               782
    1,275   New Orleans, Louisiana, Financing Authority Revenue
               Bonds (Xavier University of Louisiana Project), 5.30%
               due 6/01/2026 (d)                                          1,326

Maine--2.2%

    3,455   Maine State Housing Authority, Mortgage Purchase
               Revenue Refunding Bonds, Series B, 5.30%
               due 11/15/2023                                             3,571

Maryland--3.2%

    3,882   Baltimore, Maryland, Convention Center Hotel Revenue
               Bonds, RIB, Series 1252X, 6.60% due 9/01/2039 (e)(i)       4,305
    1,050   Maryland State Energy Financing Administration,
               Limited Obligation Revenue Bonds (Cogeneration-AES
               Warrior Run), AMT, 7.40% due 9/01/2019                     1,059

Massachusetts--5.7%

            Massachusetts State Development Finance Agency
               Revenue Bonds (Neville Communities Home),
               Series A (f):
      600        5.75% due 6/20/2022                                        662
    1,500        6% due 6/20/2044                                         1,661
    2,100   Massachusetts State, HFA, Housing Revenue Bonds,
               AMT, Series A, 5.25% due 12/01/2048                        2,117
    4,835   Massachusetts State School Building Authority,
               Dedicated Sales Tax Revenue Bonds, Series A,
               5% due 8/15/2030 (c)                                       5,009


                                                                 (in Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Michigan--2.4%

 $  1,100   Flint, Michigan, Hospital Building Authority, Revenue
               Refunding Bonds (Hurley Medical Center), Series A,
               6% due 7/01/2020 (k)                                   $   1,179
    2,500   Michigan State Strategic Fund, Limited Obligation
               Revenue Refunding Bonds, DRIVERS, AMT,
               Series 857Z, 7.299% due 3/01/2010 (e)(i)                   2,758

Minnesota--7.1%

    1,680   Minneapolis, Minnesota, Community Development
               Agency, Supported Development Revenue
               Refunding Bonds (Common Bond), Series G-3,
               5.35% due 12/01/2011 (h)                                   1,799
    4,220   Minnesota State Municipal Power Agency, Electric
               Revenue Bonds, 5.25% due 10/01/2021                        4,449
            Rockford, Minnesota, Independent School District
               Number 883, GO (c):
    2,870        5.60% due 2/01/2019                                      3,030
    2,390        5.60% due 2/01/2020                                      2,523

Mississippi--1.5%

            Mississippi Business Finance Corporation, Mississippi,
               PCR, Refunding (System Energy Resources, Inc.
               Project):
    2,000        5.875% due 4/01/2022                                     2,006
      500        5.90% due 5/01/2022                                        502

Missouri--1.9%

      950   Fenton, Missouri, Tax Increment Revenue Refunding
               and Improvement Bonds (Gravois Bluffs), 7%
               due 10/01/2011 (h)                                         1,094
    1,000   Kansas City, Missouri, IDA, First Mortgage Health
               Facilities Revenue Bonds (Bishop Spencer Place),
               Series A, 6.50% due 1/01/2035                              1,045
    1,000   Missouri State Development Finance Board,
               Infrastructure Facilities Revenue Refunding Bonds
               (Branson), Series A, 5.50% due 12/01/2032                  1,030

New Jersey--11.3%

            New Jersey EDA, Cigarette Tax Revenue Bonds:
    4,050        5.75% due 6/15/2029                                      4,289
    1,890        5.50% due 6/15/2031                                      1,958
            New Jersey EDA, Retirement Community Revenue
               Bonds, Series A:
    1,000        (Cedar Crest Village Inc. Facility), 7.25%
                 due 11/15/2031                                           1,081
    2,000        (Seabrook Village Inc.), 8.125%
                 due 11/15/2023                                           2,237
    2,000   New Jersey EDA, Special Facility Revenue Bonds
               (Continental Airlines, Inc. Project), AMT, 6.625%
               due 9/15/2012                                              2,105
    2,375   New Jersey Health Care Facilities Financing Authority
               Revenue Bonds (South Jersey Hospital), 6%
               due 7/01/2026                                              2,515
    2,500   New Jersey State Turnpike Authority, Turnpike Revenue
               Bonds, Series C, 5% due 1/01/2030 (c)                      2,583
    1,725   Tobacco Settlement Financing Corporation of New
               Jersey, Asset-Backed Revenue Bonds, 7%
               due 6/01/2041                                              1,965



ANNUAL REPORTS                                                    JULY 31, 2006



Schedule of Investments (continued)                  MuniHoldings Fund II, Inc.

                                                                 (in Thousands)

     Face
   Amount   Municipal Bonds                                            Value

New Mexico--4.0%

 $  3,675   Farmington, New Mexico, PCR, Refunding (Public
               Service Company of New Mexico--San Juan
               Project), Series A, 5.80% due 4/01/2022                $   3,708
    2,675   New Mexico Finance Authority, Senior Lien State
               Transportation Revenue Bonds, Series A, 5.125%
               due 6/15/2018 (d)                                          2,849

New York--12.6%

      900   Dutchess County, New York, IDA, Civic Facility
               Revenue Refunding Bonds (Saint Francis Hospital),
               Series A, 7.50% due 3/01/2029                                977
      415   New York City, New York, City IDA, Civic Facility
               Revenue Bonds, Series C, 6.80% due 6/01/2028                 446
            New York City, New York, City IDA, Special Facility
               Revenue Bonds (Continental Airlines, Inc. Project),
               AMT:
      525        8% due 11/01/2012                                          572
      525        8.375% due 11/01/2016                                      580
            New York City, New York, Sales Tax Asset
               Receivable Corporation Revenue Bonds:
    1,600        DRIVERS, Series 1133Z, 6.621%
                 due 10/15/2012 (a)(e)                                    1,808
    3,855        Series A, 5% due 10/15/2020 (d)                          4,056
    2,725   New York State Dormitory Authority Revenue Bonds
               (School Districts Financing Program), Series D,
               5.25% due 10/01/2023 (d)                                   2,899
       20   Suffolk County, New York, IDA, Civic Facility Revenue
               Bonds (Special Needs Facilities Pooled Program),
               Series D-1, 5.50% due 7/01/2007                               20
            Tobacco Settlement Financing Corporation of New
               York Revenue Bonds:
    1,100        Series A-1, 5.50% due 6/01/2015                          1,158
    2,400        Series A-1, 5.50% due 6/01/2018                          2,565
    2,750        Series C-1, 5.50% due 6/01/2020 (b)                      2,959
    1,100        Series C-1, 5.50% due 6/01/2022                          1,173
    1,575   Westchester County, New York, IDA, Continuing
               Care Retirement, Mortgage Revenue Bonds
               (Kendal on Hudson Project), Series A, 6.50%
               due 1/01/2034                                              1,671

North Carolina--1.3%

    2,000   North Carolina Eastern Municipal Power Agency,
               Power System Revenue Bonds, Series D, 6.75%
               due 1/01/2026                                              2,169

Oklahoma--1.2%

      945   Oklahoma State Housing Finance Agency, S/F
               Mortgage Revenue Bonds (Homeownership
               Loan Program), Series D-2, AMT, 6.25%
               due 9/01/2029 (f)(g)                                         946
    1,075   Tulsa, Oklahoma, Municipal Airport Trust Revenue
               Refunding Bonds (AMR Corporation), AMT, Series A,
               5.375% due 12/01/2035                                      1,075

Pennsylvania--4.0%

    2,750   Pennsylvania Economic Development Financing
               Authority, Exempt Facilities Revenue Bonds
               (National Gypsum Company), AMT, Series A,
               6.25% due 11/01/2027                                       2,894
      540   Philadelphia, Pennsylvania, Authority for IDR,
               Commercial Development, 7.75% due 12/01/2017                 544


                                                                 (in Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Pennsylvania (concluded)

 $  2,630   Sayre, Pennsylvania, Health Care Facilities Authority,
               Revenue Bonds (Guthrie Healthcare System),
               Series B, 7.125% due 12/01/2031                        $   3,100

Rhode Island--1.5%

    2,190   Rhode Island State Health and Educational Building
               Corporation, Hospital Financing Revenue Bonds
               (Lifespan Obligation Group), 6.50%
               due 8/15/2012 (h)                                          2,490

South Carolina--5.5%

    2,080   Medical University Hospital Authority, South Carolina,
               Hospital Facilities Revenue Refunding Bonds, Series A,
               6.375% due 8/15/2012 (h)                                   2,361
    2,000   South Carolina Jobs, EDA, Economic Development
               Revenue Bonds (Westminster Presbyterian Center),
               7.75% due 11/15/2010 (h)                                   2,339
    4,200   South Carolina State Ports Authority, Ports Revenue
               Bonds, RIB, AMT, Series 1390X, 6.67%
               due 7/01/2026 (c)(e)                                       4,413

Tennessee--6.7%

    2,200   Hardeman County, Tennessee, Correctional Facilities
               Corporation Revenue Bonds, Series B, 7.375%
               due 8/01/2017                                              2,265
    3,450   Shelby County, Tennessee, Health, Educational
               and Housing Facility Board, Hospital Revenue
               Refunding Bonds (Methodist Healthcare), 6.50%
               due 9/01/2012 (h)                                          3,941
    4,500   Tennessee Energy Acquisition Corporation, Gas
               Revenue Bonds, Series A, 5.25% due 9/01/2026               4,881

Texas--10.3%

    2,665   Austin, Texas, Convention Center Revenue Bonds
               (Convention Enterprises Inc.), First Tier, Series A,
               6.70% due 1/01/2028                                        2,830
    1,000   Brazos River Authority, Texas, PCR, Refunding (TXU
               Energy Company LLC Project), Series B, 4.75%
               due 5/01/2029                                              1,002
    2,500   Brazos River, Texas, Harbor Navigation District,
               Brazoria County Environmental Revenue Refunding
               Bonds (Dow Chemical Company Project), AMT,
               Series A-7, 6.625% due 5/15/2033                           2,795
            Harris County, Texas, Revenue Refunding Bonds,
               DRIVERS (c)(e):
    2,610        Series 1111, 6.53% due 8/15/2009                         2,809
    1,755        Series 1172-Z, 6.541% due 8/15/2009                      1,883
    1,300   Houston, Texas, Health Facilities Development
               Corporation, Retirement Facility Revenue Bonds
               (Buckingham Senior Living Community), Series A,
               7.125% due 2/15/2034                                       1,434
    2,965   Matagorda County, Texas, Navigation District Number 1,
               Revenue Refunding Bonds (Reliant Energy, Inc.),
               Series C, 8% due 5/01/2029                                 3,167
    1,100   Port Corpus Christi, Texas, Individual Development
               Corporation, Environmental Facilities Revenue Bonds
               (Citgo Petroleum Corporation Project), AMT, 8.25%
               due 11/01/2031                                             1,144



ANNUAL REPORTS                                                    JULY 31, 2006



Schedule of Investments (concluded)                  MuniHoldings Fund II, Inc.

                                                                 (in Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Vermont--0.6%

 $  1,000   Vermont Educational and Health Buildings
               Financing Agency, Revenue Bonds (Developmental
               and Mental Health), Series A, 6.50%
               due 6/15/2032                                          $   1,044

Virginia--13.4%

      575   Chesterfield County, Virginia, IDA, PCR, Refunding
               (Virginia Electric and Power Company), Series B,
               5.875% due 6/01/2017                                         622
      425   Chesterfield County, Virginia, IDA, PCR (Virginia
               Electric and Power Company), Series A, 5.875%
               due 6/01/2017                                                457
    5,000   Fairfax County, Virginia, EDA, Resource Recovery
               Revenue Refunding Bonds, AMT, Series A, 6.10%
               due 2/01/2011 (a)                                          5,398
            Pocahontas Parkway Association, Virginia, Toll Road
               Revenue Bonds (h):
    3,885        Senior Series A, 5.50% due 8/15/2008                     4,088
   18,400        Senior Series B, 7.35% due 8/15/2008 (m)                 4,818
    2,185   Tobacco Settlement Financing Corporation of Virginia,
               Asset-Backed Revenue Bonds, 5.625%
               due 6/01/2037                                              2,267
    1,095   Virginia State, HDA, Rental Housing Revenue Bonds,
               AMT, Series B, 5.625% due 8/01/2011                        1,139
    3,200   Virginia State, HDA, Revenue Bonds, AMT, Series D,
               6% due 4/01/2024                                           3,329

Washington--0.6%

    1,040   Seattle, Washington, Housing Authority Revenue
               Bonds (Replacement Housing Project), 6.125%
               due 12/01/2032                                             1,055


                                                                 (in Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Wisconsin--0.9%

 $  1,360   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Synergyhealth Inc.),
               6% due 11/15/2032                                      $   1,459

Puerto Rico--0.9%

    1,550   Puerto Rico Industrial, Medical and Environmental
               Pollution Control Facilities Financing Authority,
               Special Facilities Revenue Bonds (American Airlines
               Inc.), Series A, 6.45% due 12/01/2025                      1,551

U.S. Virgin Islands--1.8%

    2,680   Virgin Islands Government Refinery Facilities,
               Revenue Refunding Bonds (Hovensa Coker
               Project), AMT, 6.50% due 7/01/2021                         3,002

            Total Municipal Bonds
            (Cost--$235,928)--150.4%                                    249,051



   Shares
     Held   Short-Term Securities

       12   Merrill Lynch Institutional Tax-Exempt Fund,
               3.45% (l)(n)                                                  12

            Total Short-Term Securities
            (Cost--$12)--0.0%                                                12

Total Investments (Cost--$235,940*)--150.4%                             249,063
Other Assets Less Liabilities--2.1%                                       3,531
Preferred Stock, at Redemption Value--(52.5%)                          (87,029)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  165,565
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of July 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       235,484
                                                    ===============
    Gross unrealized appreciation                   $        14,555
    Gross unrealized depreciation                             (976)
                                                    ---------------
    Net unrealized appreciation                     $        13,579
                                                    ===============


(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(f) GNMA Collateralized.

(g) FNMA Collateralized.

(h) Prerefunded.

(i) XL Capital Insured.

(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(k) ACA Insured.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                    Net        Dividend
    Affiliate                                     Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund      --          --*

      * Amount is less than $1,000.


(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(n) Represents the current yield as of July 31, 2006.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                    JULY 31, 2006



Schedule of Investments              MuniHoldings New Jersey Insured Fund, Inc.

                                                                 (in Thousands)

     Face
   Amount   Municipal Bonds                                            Value

New Jersey--155.2%

 $  1,875   Atlantic Highlands, New Jersey, Highland Regional
               Sewer Authority, Sewer Revenue Refunding Bonds,
               5.50% due 1/01/2020 (b)                               $    2,004

            Camden County, New Jersey, Improvement Authority,
               Lease Revenue Bonds (c)(e):
    2,635        5.375% due 9/01/2010                                     2,792
    1,540        5.50% due 9/01/2010                                      1,639

      430   Carteret, New Jersey, Board of Education, COP, 6%
               due 1/15/2010 (d)(e)                                         464

    2,500   Delaware River and Bay Authority Revenue Bonds,
               New Jersey, 5% due 1/01/2033 (d)                           2,566

    4,630   Delaware River Joint Toll Bridge Commission of New
               Jersey and Pennsylvania, Bridge Revenue Refunding
               Bonds, 5% due 7/01/2028                                    4,730

            Delaware River Port Authority of New Jersey and
               Pennsylvania Revenue Bonds (c):
    5,000        5.50% due 1/01/2012                                      5,257
    6,000        5.625% due 1/01/2013                                     6,338
      500        5.75% due 1/01/2015                                        530
    4,865        6% due 1/01/2018                                         5,182
    5,525        6% due 1/01/2019                                         5,885
    2,425        (Port District Project), Series B, 5.625%
                 due 1/01/2026                                            2,545

    7,895   East Orange, New Jersey, Board of Education, COP,
               5.50% due 8/01/2012 (c)                                    8,546

    1,000   East Orange, New Jersey, Water Utility, GO, Refunding,
               5.70% due 6/15/2008 (a)(e)                                 1,045

    4,000   Essex County, New Jersey, Improvement Authority,
               Lease Revenue Bonds (Correctional Facility Project),
               6% due 10/01/2010 (b)(e)                                   4,338

    3,300   Essex County, New Jersey, Improvement Authority,
               Lease Revenue Refunding Bonds (County Jail and
               Youth House Project), 5.35% due 12/01/2024 (a)             3,380

    4,400   Essex County, New Jersey, Improvement Authority
               Revenue Bonds, Series A, 5% due 10/01/2028 (b)             4,528

    2,705   Essex County, New Jersey, Improvement Authority,
               Utility System Revenue Bonds (East Orange Franchise),
               6% due 7/01/2008 (d)(e)                                    2,843

            Garden State Preservation Trust of New Jersey,
               Capital Appreciation Revenue Bonds, Series B (c)(k):
    9,000        5.12% due 11/01/2023                                     4,018
   10,000        5.20% due 11/01/2025                                     4,028

            Garden State Preservation Trust of New Jersey, Open
               Space and Farmland Preservation Revenue Bonds,
               Series A (c):
    1,960        5.80% due 11/01/2021                                     2,212
    2,730        5.80% due 11/01/2023                                     3,084
    9,160        5.75% due 11/01/2028                                    10,773

            Garden State Preservation Trust of New Jersey, Open
               Space and Farmland Preservation, Revenue
               Refunding Bonds, Series C (c):
    5,000        5.25% due 11/01/2020                                     5,519
    7,705        5.25% due 11/01/2021                                     8,517




     Face
   Amount   Municipal Bonds                                            Value

New Jersey (continued)

 $  2,230   Jersey City, New Jersey, GO, Series B, 5.25%
               due 9/01/2023 (c)                                     $    2,372

    5,250   Lafayette Yard, New Jersey, Community Development
               Revenue Bonds (Hotel/Conference Center
               Project-Trenton), 6% due 4/01/2010 (d)(e)                  5,689

    1,550   Middlesex County, New Jersey, COP, 5.25%
               due 6/15/2023 (d)                                          1,608

    1,375   Middlesex County, New Jersey, COP, Refunding,
               5.50% due 8/01/2016 (d)                                    1,473

    5,270   Middlesex County, New Jersey, Improvement Authority,
               Lease Revenue Bonds (Educational Services
               Commission Projects), 6% due 7/15/2010 (e)                 5,739

      500   Middlesex County, New Jersey, Improvement
               Authority Revenue Bonds (Senior Citizens Housing
               Project), AMT, 5.50% due 9/01/2030 (a)                       518

            Monmouth County, New Jersey, Improvement
               Authority Revenue Refunding Bonds (a):
    1,540        5.35% due 12/01/2017                                     1,622
    1,470        5.375% due 12/01/2018                                    1,550

            New Jersey EDA, Cigarette Tax Revenue Bonds:
    2,700        5.625% due 6/15/2019                                     2,819
    2,000        5.75% due 6/15/2029                                      2,118
      585        5.50% due 6/15/2031                                        606
    1,180        5.75% due 6/15/2034                                      1,242

    5,000   New Jersey EDA, Lease Revenue Bonds (University
               of Medicine and Dentistry--International Center
               for Public Health Project), 6% due 6/01/2032 (a)           5,352

            New Jersey EDA, Motor Vehicle Surcharge Revenue
               Bonds, Series A (d):
    7,500        5.25% due 7/01/2026                                      8,308
   11,105        5.25% due 7/01/2033                                     11,707
    4,485        5% due 7/01/2034                                         4,616

            New Jersey EDA, Natural Gas Facilities Revenue
               Refunding Bonds, RIB, AMT (d)(j):
    3,155        Series 161, 7.43% due 6/01/2032                          3,342
    9,460        Series 1202, 7.49% due 6/01/2032                        10,022

    1,000   New Jersey EDA, Parking Facility Revenue Bonds
               (Elizabeth Development Company Project),
               5.60% due 10/15/2026 (b)                                   1,038

    4,580   New Jersey EDA, Revenue Bonds, DRIVERS, Series 219,
               8.021% due 5/01/2016 (c)(j)                                5,108

            New Jersey EDA, School Facilities Construction
               Revenue Bonds:
    9,000        Series L, 5% due 3/01/2030 (c)                           9,278
    8,420        Series O, 5.25% due 3/01/2023                            8,914

    2,500   New Jersey EDA, Solid Waste Disposal Facilities
               Revenue Bonds (Waste Management, Inc.), AMT,
               Series A, 5.30% due 6/01/2015                              2,608



ANNUAL REPORTS                                                    JULY 31, 2006



Schedule of Investments (continued)  MuniHoldings New Jersey Insured Fund, Inc.

                                                                 (in Thousands)

     Face
   Amount   Municipal Bonds                                            Value

New Jersey (continued)

            New Jersey EDA, State Lease Revenue Bonds:
 $  2,670        (Liberty State Park Project), Series C, 5%
                 due 3/01/2022 (c)                                   $    2,787
    1,400        (Liberty State Park Project), Series C, 5%
                 due 3/01/2023 (c)                                        1,458
    3,000        (State Office Buildings Projects), 6%
                 due 6/15/2010 (a)(e)                                     3,237
    4,620        (State Office Buildings Projects), 6.25%
                 due 6/15/2010 (a)(e)                                     5,026

   10,775   New Jersey Health Care Facilities Financing Authority,
               Department of Human Services Revenue Bonds
               (Greystone Park Psychiatric Hospital Project), 5%
               due 9/15/2023 (a)                                         11,223

            New Jersey Health Care Facilities Financing Authority
               Revenue Bonds:
    2,315        (RWJ Healthcare Corporation), Series B, 5%
                 due 7/01/2025 (i)                                        2,370
    3,015        (RWJ Healthcare Corporation), Series B, 5%
                 due 7/01/2035 (i)                                        3,065
    2,820        (Society of the Valley Hospital), 5.375%
                 due 7/01/2025 (a)                                        2,938
    2,135        (Somerset Medical Center), 5.50%
                 due 7/01/2033                                            2,178
    5,440        (South Jersey Hospital), 6% due 7/01/2026                5,761

            New Jersey Health Care Facilities Financing Authority,
               Revenue Refunding Bonds:
    4,000        (AHS Hospital Corporation), Series A, 6%
                 due 7/01/2013 (a)                                        4,451
    1,455        (Atlantic City Medical Center), 6.25%
                 due 7/01/2017                                            1,604
    3,500        (Atlantic City Medical Center), 5.75%
                 due 7/01/2025                                            3,704
    1,775        (Holy Name Hospital), 6% due 7/01/2025                   1,827
    1,000        (Meridian Health System Obligation Group),
                 5.375% due 7/01/2024 (c)                                 1,042

            New Jersey Sports and Exposition Authority,
               Luxury Tax Revenue Refunding Bonds
               (Convention Center) (d):
    5,890        5.50% due 3/01/2021                                      6,622
    3,000        5.50% due 3/01/2022                                      3,380

    2,400   New Jersey Sports and Exposition Authority,
               State Contract Revenue Bonds, Series A, 6%
               due 3/01/2013 (d)                                          2,570

    7,500   New Jersey State Educational Facilities Authority,
               Higher Education, Capital Improvement Revenue
               Bonds, Series A, 5.125% due 9/01/2022 (a)                  7,889

            New Jersey State Educational Facilities Authority
               Revenue Bonds:
    9,420        (Capital Improvement Fund), Series A, 5.75%
                 due 9/01/2010 (c)(e)                                    10,112
    1,200        (Montclair State University), Series A, 5%
                 due 7/01/2021 (a)                                        1,264
    2,880        (Montclair State University), Series A, 5%
                 due 7/01/2022 (a)                                        3,027
    3,615        (Rowan University), Series C, 5.125%
                 due 7/01/2028 (d)                                        3,769
    3,260        (Rowan University), Series C, 5%
                 due 7/01/2034 (d)                                        3,360



     Face
   Amount   Municipal Bonds                                            Value

New Jersey (continued)

            New Jersey State Educational Facilities Authority,
               Revenue Refunding Bonds:
 $  7,510        (Montclair State University), Series L, 5%
                 due 7/01/2034 (d)                                   $    7,740
    2,375        (Rowan University), Series C, 5.25%
                 due 7/01/2017 (b)                                        2,520
    2,820        (Rowan University), Series C, 5.25%
                 due 7/01/2018 (b)                                        2,992
    2,635        (Rowan University), Series C, 5.25%
                 due 7/01/2019 (b)                                        2,796
    1,410        (Rowan University), Series C, 5%
                 due 7/01/2031 (b)                                        1,445

   11,225   New Jersey State Housing and Mortgage Finance
               Agency, Capital Fund Program Revenue Bonds,
               Series A, 4.70% due 11/01/2025 (c)                        11,304

            New Jersey State Housing and Mortgage Finance
               Agency, Home Buyer Revenue Bonds, AMT,
               Series U (d):
    1,000        5.60% due 10/01/2012                                     1,025
    2,820        5.65% due 10/01/2013                                     2,890
    3,000        5.75% due 4/01/2018                                      3,076
      805        5.85% due 4/01/2029                                        824

    5,000   New Jersey State Transit Corporation, COP (Federal
               Transit Administration Grants), Series A, 6.125%
               due 9/15/2009 (a)(e)                                       5,339

            New Jersey State Transportation Trust Fund Authority,
               Transportation System Revenue Bonds:
    7,500        Series A, 6% due 6/15/2010 (e)                           8,091
    1,400        Series C, 5.05% due 12/15/2035 (a)(k)                      340
    5,500        Series C, 5.05% due 12/15/2036 (a)(k)                    1,272
    6,200        Series D, 5% due 6/15/2015 (c)(e)                        6,659
    7,800        Series D, 5% due 6/15/2019 (c)                           8,181

            New Jersey State Transportation Trust Fund Authority,
               Transportation System Revenue Refunding Bonds:
   10,750        Series A, 5.25% due 12/15/2020 (c)                      11,812
    9,165        Series B, 5.50% due 12/15/2021 (d)                      10,337

    7,615   New Jersey State Turnpike Authority, Turnpike
               Revenue Bonds, Series B, 5.15%
               due 1/01/2035 (a)(k)                                       5,101

            New Jersey State Turnpike Authority, Turnpike
               Revenue Refunding Bonds:
      910        Series C, 6.50% due 1/01/2016 (d)                        1,049
    4,610        Series C, 6.50% due 1/01/2016 (d)(g)                     5,327
    4,665        Series C-1, 4.50% due 1/01/2031 (a)                      4,550

            North Bergen Township, New Jersey, Board of
               Education, COP (c):
    1,000        6% due 12/15/2010 (e)                                    1,097
    3,260        6.25% due 12/15/2010 (e)                                 3,608
    1,250        5% due 12/15/2018                                        1,293

    4,335   North Hudson Sewage Authority, New Jersey,
               Sewer Revenue Refunding Bonds, 5.125%
               due 8/01/2020 (d)                                          4,718



ANNUAL REPORTS                                                    JULY 31, 2006



Schedule of Investments (concluded)  MuniHoldings New Jersey Insured Fund, Inc.

                                                                 (in Thousands)

     Face
   Amount   Municipal Bonds                                            Value

New Jersey (continued)

 $  3,035   Orange Township, New Jersey, Municipal Utility
               and Lease, GO, Refunding, Series C, 5.10%
               due 12/01/2017 (d)                                    $    3,135

            Paterson, New Jersey, Public School District,
               COP (d):
    1,980        6.125% due 11/01/2015                                    2,131
    2,000        6.25% due 11/01/2019                                     2,162

    4,750   Port Authority of New Jersey and New York,
               Consolidated Revenue Refunding Bonds, AMT,
               119th Series, 5.50% due 9/15/2019 (b)                      4,806

            Port Authority of New Jersey and New York,
               Special Obligation Revenue Bonds (JFK
               International Air Terminal LLC), AMT (d):
    2,165        RIB, Series 157, 7.52% due 12/01/2022 (j)                2,347
   13,500        Series 6, 6.25% due 12/01/2011                          14,852
    1,500        Series 6, 6.25% due 12/01/2015                           1,718
    4,750        Series 6, 5.75% due 12/01/2025                           4,860

    9,600   Rahway Valley Sewerage Authority, New Jersey,
               Sewer Revenue Bonds (Capital Appreciation),
               Series A, 4.79% due 9/01/2028 (d)(k)                       3,310

            South Jersey Port Corporation of New Jersey,
               Revenue Refunding Bonds:
    3,750        4.50% due 1/01/2015                                      3,823
    1,920        4.50% due 1/01/2016                                      1,945
    1,500        5% due 1/01/2026                                         1,531
    2,000        5.10% due 1/01/2033                                      2,046

    4,755   Tobacco Settlement Financing Corporation of
               New Jersey, Asset-Backed Revenue Bonds, 7%
               due 6/01/2041                                              5,417

    4,325   Trenton, New Jersey, Parking Authority, Parking
               Revenue Bonds, DRIVERS, Series 221, 8.23%
               due 4/01/2010 (b)(e)(j)                                    5,002

    2,000   University of Medicine and Dentistry of New Jersey,
               COP, 5% due 6/15/2029 (d)                                  2,054

    4,740   University of Medicine and Dentistry of New
               Jersey, Revenue Bonds, Series A, 5.50%
               due 12/01/2027 (a)                                         5,077



     Face
   Amount   Municipal Bonds                                            Value

New Jersey (concluded)

 $  8,580   West Deptford Township, New Jersey, GO, 5.625%
               due 9/01/2010 (b)(e)                                  $    9,170

    3,615   West Orange, New Jersey, Board of Education, COP,
               6% due 10/01/2009 (d)(e)                                   3,884


Puerto Rico--7.7%

            Puerto Rico Commonwealth Highway and
               Transportation Authority, Transportation
               Revenue Refunding Bonds:
    4,500        Series J, 5% due 7/01/2029 (d)                           4,657
    3,480        Series K, 5% due 7/01/2040                               3,487

            Puerto Rico Electric Power Authority, Power
               Revenue Bonds:
    6,830        Series HH, 5.25% due 7/01/2029 (c)                       7,158
    5,100        Series RR, 5% due 7/01/2028 (f)                          5,282

            Puerto Rico Industrial, Tourist, Educational, Medical
               and Environmental Control Facilities Revenue Bonds,
               Series A:
    1,780        (Hospital Auxilio Mutuo Obligation Group),
                 6.25% due 7/01/2024 (d)                                  1,794
    1,750        (Hospital de la Concepcion), 6.50%
                 due 11/15/2020                                           1,930
            Total Municipal Bonds
            (Cost--$496,650)--162.9%                                    514,040



   Shares
     Held   Short-Term Securities

    1,050   CMA New Jersey Municipal Money Fund, 3.03% (h)(l)             1,050

            Total Short-Term Securities
            (Cost--$1,050)--0.3%                                          1,050

Total Investments (Cost--$497,700*)--163.2%                             515,090
Other Assets Less Liabilities--1.1%                                       3,645
Preferred Stock, at Redemption Value--(64.3%)                         (203,086)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  315,649
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments, as of July 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       497,643
                                                    ===============
    Gross unrealized appreciation                   $        18,120
    Gross unrealized depreciation                             (673)
                                                    ---------------
    Net unrealized appreciation                     $        17,447
                                                    ===============


(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Prerefunded.

(f) CIFG Insured.

(g) Escrowed to maturity.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net             Dividend
    Affiliate                                   Activity           Income

    CMA New Jersey Municipal Money Fund         (5,082)           $   100


(i) Radian Insured.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(l) Represents the current yield as of July 31, 2006.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                    JULY 31, 2006


Statements of Net Assets
                                                                                                                   MuniHoldings
                                                                                                                    New Jersey
                                                                                                 MuniHoldings        Insured
As of July 31, 2006                                                                             Fund II, Inc.       Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   249,051,334    $   514,039,654
       Investments in affiliated securities, at value**                                                 11,739          1,050,414
       Cash                                                                                             75,137             17,202
       Interest receivable                                                                           3,685,485          5,259,730
       Receivable for securities sold                                                                       --          3,338,279
       Prepaid expenses                                                                                  6,086             18,000
                                                                                               ---------------    ---------------
       Total assets                                                                                252,829,781        523,723,279
                                                                                               ---------------    ---------------

Liabilities

       Payable for securities purchased                                                                     --          4,679,763
       Payable to investment adviser                                                                   109,889            209,008
       Payable for other affiliates                                                                      1,684              3,492
       Payable for dividends to shareholders                                                            63,643                 --
       Accrued expenses                                                                                 60,186             95,661
                                                                                               ---------------    ---------------
       Total liabilities                                                                               235,402          4,987,924
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share***
       of AMPS+++ at $25,000 per share liquidation preference                                       87,029,202        203,086,423
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   165,565,177    $   315,648,932
                                                                                               ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                                    $     1,625,541    $     2,249,751
       Accumulated realized capital losses--net                                                   (15,523,436)       (24,392,890)
       Unrealized appreciation--net                                                                 13,122,697         17,390,214
                                                                                               ---------------    ---------------
       Total accumulated losses--net                                                                 (775,198)        (4,752,925)
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share++                                                      1,116,863          2,117,274
       Paid-in capital in excess of par                                                            165,223,512        318,284,583
                                                                                               ---------------    ---------------
       Net Assets                                                                              $   165,565,177    $   315,648,932
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         14.82    $         14.91
                                                                                               ===============    ===============
       Market price                                                                            $         14.12    $         14.98
                                                                                               ===============    ===============
         * Identified cost on unaffiliated securities                                          $   235,928,637    $   496,649,440
                                                                                               ===============    ===============
        ** Identified cost on affiliated securities                                            $        11,739    $     1,050,414
                                                                                               ===============    ===============
       *** Preferred Shares authorized, issued and outstanding:
             Series A Shares                                                                             1,740              1,360
                                                                                               ===============    ===============
             Series B Shares                                                                             1,740              1,360
                                                                                               ===============    ===============
             Series C Shares                                                                                --              2,400
                                                                                               ===============    ===============
             Series D Shares                                                                                --              1,880
                                                                                               ===============    ===============
             Series E Shares                                                                                --              1,120
                                                                                               ===============    ===============
        ++ Common Shares issued and outstanding                                                     11,168,632         21,172,744
                                                                                               ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2006


Statements of Operations
                                                                                                                   MuniHoldings
                                                                                                                    New Jersey
                                                                                                MuniHoldings         Insured
For the Year Ended July 31, 2006                                                                Fund II, Inc.       Fund, Inc.
Investment Income

       Interest                                                                                $    13,600,684    $    25,330,258
       Dividends from affiliates                                                                           341             99,983
                                                                                               ---------------    ---------------
       Total income                                                                                 13,601,025         25,430,241
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                      1,388,674          2,877,148
       Commission fees                                                                                 222,790            516,372
       Accounting services                                                                             102,922            173,812
       Professional fees                                                                                55,457             56,512
       Transfer agent fees                                                                              46,395             82,387
       Printing and shareholder reports                                                                 17,106             35,402
       Directors' fees and expenses                                                                     32,773             32,773
       Listing fees                                                                                     16,671             16,572
       Custodian fees                                                                                   16,286             28,030
       Pricing fees                                                                                     18,194             19,552
       Other (including $21,248 recovery of filing fees for MuniHoldings
       New Jersey Insured Fund, Inc.)                                                                   35,962             24,411
                                                                                               ---------------    ---------------
       Total expenses before waiver and/or reimbursement                                             1,953,230          3,862,971
       Waiver and/or reimbursement of expenses                                                            (22)          (187,809)
                                                                                               ---------------    ---------------
       Total expenses after waiver and/or reimbursement                                              1,953,208          3,675,162
                                                                                               ---------------    ---------------
       Investment income--net                                                                       11,647,817         21,755,079
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                          1,052,644          3,907,246
           Financial futures contracts and forward interest rate swaps--net                                 --             36,892
                                                                                               ---------------    ---------------
       Total realized gain--net                                                                      1,052,644          3,944,138
                                                                                               ---------------    ---------------
       Change in unrealized appreciation on:
           Investments--net                                                                        (2,329,402)       (16,648,229)
           Financial futures contracts and forward interest rate swaps--net                                 --          (240,015)
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation                                                     (2,329,402)       (16,888,244)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                     (1,276,758)       (12,944,106)
                                                                                               ---------------    ---------------

Dividends to Preferred Shareholders

       Investment income--net                                                                      (2,570,803)        (5,509,362)
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                    $     7,800,256    $     3,301,611
                                                                                               ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2006


Statements of Changes in Net Assets                                                                    MuniHoldings Fund II, Inc.

                                                                                                       For the Year Ended
                                                                                                            July 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    11,647,817    $    12,054,853
       Realized gain--net                                                                            1,052,644          2,156,742
       Change in unrealized appreciation--net                                                      (2,329,402)         10,744,979
       Dividends to Preferred Stock shareholders                                                   (2,570,803)        (1,593,265)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          7,800,256         23,363,309
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (10,146,661)       (11,625,476)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (10,146,661)       (11,625,476)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                323,132            267,353
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (2,023,273)         12,005,186
       Beginning of year                                                                           167,588,450        155,583,264
                                                                                               ---------------    ---------------
       End of year*                                                                            $   165,565,177    $   167,588,450
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,625,541    $     2,695,188
                                                                                               ===============    ===============

             See Notes to Financial Statements.



                                                                                       MuniHoldings New Jersey Insured Fund, Inc.


                                                                                                       For the Year Ended
                                                                                                            July 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    21,755,079    $    21,866,673
       Realized gain--net                                                                            3,944,138          9,254,655
       Change in unrealized appreciation--net                                                     (16,888,244)          4,642,719
       Dividends to Preferred Stock shareholders                                                   (5,509,362)        (3,321,072)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          3,301,611         32,442,975
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (18,365,764)       (19,944,606)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (18,365,764)       (19,944,606)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends              1,860,277            183,190
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                         (13,203,876)         12,681,559
       Beginning of year                                                                           328,852,808        316,171,249
                                                                                               ---------------    ---------------
       End of year*                                                                            $   315,648,932    $   328,852,808
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,249,751    $     4,369,798
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2006


Financial Highlights                                                                                   MuniHoldings Fund II, Inc.

The following per share data and ratios have been derived                          For the Year Ended July 31,
from information provided in the financial statements.                 2006         2005         2004         2003        2002
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.03    $    13.98   $    13.46   $    13.51   $    13.42
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         1.04++        1.08++       1.15++       1.16++         1.10
       Realized and unrealized gain (loss)--net                        (.11)          1.15          .50        (.15)        (.04)
       Less dividends to Preferred Stock shareholders from
       investment income--net                                          (.23)         (.14)        (.10)        (.10)        (.13)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .70          2.09         1.55          .91          .93
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Stock shareholders from
       investment income--net                                          (.91)        (1.04)       (1.03)        (.96)        (.84)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.82    $    15.03   $    13.98   $    13.46   $    13.51
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    14.12    $    15.25   $    13.53   $    13.16   $    12.96
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                              4.89%        15.46%       11.88%        7.15%        7.56%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                               (1.50%)        21.04%       10.75%        9.21%       12.12%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement*                           1.18%         1.19%        1.21%        1.26%        1.29%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses*                                                 1.18%         1.19%        1.22%        1.26%        1.29%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net*                                   7.04%         7.38%        8.13%        8.48%        8.27%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders             1.55%          .98%         .69%         .74%         .95%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                    5.49%         6.40%        7.44%        7.74%        7.32%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       2.95%         1.84%        1.23%        1.28%        1.60%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets applicable to Common Stock, end of year
       (in thousands)                                             $  165,565    $  167,588   $  155,583   $  149,262   $  149,633
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year (in thousands)    $   87,000    $   87,000   $   87,000   $   87,000   $   87,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             49.12%        45.11%       31.03%       44.03%       46.31%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,903    $    2,926   $    2,788   $    2,716   $    2,720
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      754    $      445   $      223   $      279   $      409
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      724    $      471   $      395   $      363   $      394
                                                                  ==========    ==========   ==========   ==========   ==========

         * Do not reflect the effect of dividends to Preferred Stock shareholders.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2006


Financial Highlights                                                                   MuniHoldings New Jersey Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended July 31,
from information provided in the financial statements.                 2006         2005         2004         2003        2002
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.62    $    15.03   $    14.46   $    14.90   $    14.54
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net*                                          1.03          1.04         1.07         1.08         1.06
       Realized and unrealized gain (loss)--net                        (.61)           .66          .51        (.54)          .31
       Less dividends to Preferred Stock shareholders from
       investment income--net                                          (.26)         (.16)        (.08)        (.09)        (.15)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .16          1.54         1.50          .45         1.22
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Stock shareholders from
       investment income--net                                          (.87)         (.95)        (.93)        (.89)        (.86)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.91    $    15.62   $    15.03   $    14.46   $    14.90
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    14.98    $    15.89   $    14.17   $    13.59   $    14.24
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return***

       Based on net asset value per share                              1.09%        10.63%       10.90%        3.32%        9.16%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                (.16%)        19.37%       11.24%        1.61%       20.01%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of waiver and reimbursement
       and excluding reorganization expenses**                         1.15%         1.14%        1.13%        1.15%        1.19%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses, net of waiver and reimbursement**               1.15%         1.14%        1.13%        1.15%        1.22%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                1.21%         1.20%        1.21%        1.23%        1.29%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.80%         6.69%        6.97%        7.05%        7.32%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders             1.72%         1.02%         .54%         .61%        1.00%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                    5.08%         5.67%        6.43%        6.44%        6.32%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       2.71%         1.64%         .86%         .97%        1.51%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets applicable to Common Stock, end of year
       (in thousands)                                             $  315,649    $  328,853   $  316,171   $  304,126   $  313,515
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year (in thousands)    $  203,000    $  203,000   $  203,000   $  203,000   $  203,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             19.11%        29.61%        8.53%       28.89%       20.05%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,555    $    2,620   $    2,557   $    2,498   $    2,544
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      683    $      402   $      206   $      233   $      356
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      682    $      403   $      210   $      240   $      381
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                           $      689    $      419   $      235   $      247   $      389
                                                                  ==========    ==========   ==========   ==========   ==========
       Series D--Investment income--net                           $      673    $      415   $      210   $      240   $      363
                                                                  ==========    ==========   ==========   ==========   ==========
       Series E--Investment income--net                           $      655    $      394   $      197   $      247   $      393
                                                                  ==========    ==========   ==========   ==========   ==========

         * Based on average shares outstanding.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

       *** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbols MUH and MUJ, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



ANNUAL REPORTS                                                    JULY 31, 2006



Notes to Financial Statements (continued)


* Forward interest rate swaps--Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Funds will adopt FIN 48 during the fiscal 2008 year and the impact on the Funds' financial statements, if any, is currently being assessed.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock for the year ended July 31, 2006. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment described below:


                                                          Reimbursement
                                                                For the
                                                             Year Ended
                               Investment                 July 31, 2006

MuniHoldings Fund II, Inc.     Merrill Lynch
                               Institutional
                               Tax-Exempt Fund                  $    22

MuniHoldings New Jersey        CMA New Jersey
  Insured Fund, Inc.           Municipal Money Fund             $19,874


In addition, for MuniHoldings New Jersey Insured Fund, Inc., the Investment Adviser has agreed to reimburse its management fee based on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the year ended July 31, 2006, FAM earned fees of $2,877,148, of which $167,935 was waived.

For the year ended July 31, 2006, MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. reimbursed FAM $5,584 and $11,597, respectively, for certain accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.



ANNUAL REPORTS                                                    JULY 31, 2006



Notes to Financial Statements (continued)


In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close around the end of the third quarter of 2006.

On August 15, 2006, shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., a subsidiary of BlackRock, Inc., as well as a contingent sub-advisory agreement with BlackRock Advisors, Inc. The new advisory agreement will become effective upon the closing of the BlackRock transaction described above and the investment advisory fees will be unchanged.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2006 were as follows:


                                                           MuniHoldings
                                                             New Jersey
                                        MuniHoldings            Insured
                                       Fund II, Inc.         Fund, Inc.

Total Purchases                         $121,363,405       $ 99,882,641
Total Sales                             $126,655,902       $115,921,256


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Common Stock

MuniHoldings Fund II, Inc.

Shares issued and outstanding during the years ended July 31, 2006 and July 31, 2005 increased by 21,687 and 18,116, respectively, as a result of dividend reinvestment.


MuniHoldings New Jersey Insured Fund, Inc.

Shares issued and outstanding during the years ended July 31, 2006 and July 31, 2005 increased by 122,432 and 11,698, respectively, as a result of dividend reinvestment.


Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2006 were as follows:


                                                           MuniHoldings
                                                             New Jersey
                                        MuniHoldings            Insured
                                       Fund II, Inc.         Fund, Inc.

Series A                                       3.50%              3.25%
Series B                                       3.50%              3.05%
Series C                                          --              3.25%
Series D                                          --              3.00%
Series E                                          --              3.25%


Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 2006, Merrill Lynch, Pierce, Fenner & Smith, Incorporated earned commissions as follows:


                                                            Commissions

MuniHoldings Fund II, Inc.                                     $104,256
MuniHoldings New Jersey Insured Fund, Inc.                     $270,109


5. Distributions to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.067000 per share and $.065000 per share relating to MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. respectively, on August 30, 2006 to shareholders of record on August 14, 2006.


MuniHoldings Fund II, Inc.

The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 was as follows:


                                           7/31/2006          7/31/2005

Distributions paid from:
   Tax-exempt income                 $    12,717,464    $    13,218,741
                                     ---------------    ---------------
Total distributions                  $    12,717,464    $    13,218,741
                                     ===============    ===============



ANNUAL REPORTS                                                    JULY 31, 2006



Notes to Financial Statements (concluded)


As of July 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     1,141,699
Undistributed long-term capital gains - net                          --
                                                        ---------------
Total undistributed earnings--net                             1,141,699
Capital loss carryforward                                 (15,495,993)*
Unrealized gains--net                                      13,579,096**
                                                        ---------------
Total accumulated losses--net                           $     (775,198)
                                                        ===============


 * On July 31, 2006, the Fund had a net capital loss carryforward of $15,495,993, of which $2,509,399 expires in 2008, $12,107,981 expires in 2009, $689,205 expires in 2010 and $189,408 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


MuniHoldings New Jersey Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 was as follows:


                                           7/31/2006          7/31/2005

Distributions paid from:
   Tax-exempt income                 $    23,875,126    $    23,265,678
                                     ---------------    ---------------
Total distributions                  $    23,875,126    $    23,265,678
                                     ===============    ===============


As of July 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                    $     2,192,503
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                            2,192,503*
Capital loss carryforward                                (24,258,827)**
Unrealized gains--net                                        17,313,399
                                                        ---------------
Total accumulated losses--net                           $   (4,752,925)
                                                        ===============


 * On July 31, 2006, the Fund had a net capital loss carryforward of $24,258,827, of which $24,022,933 expires in 2009 and $235,894 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



ANNUAL REPORTS                                                    JULY 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniHoldings Fund II, Inc. and MuniHoldings
New Jersey Insured Fund, Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of MuniHoldings Fund II, Inc. and of MuniHoldings New Jersey Insured Fund, Inc. (the "Funds") as of July 31, 2006, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The respective financial statements of each of the Funds for the year ended July 31, 2005 and the financial highlights of each of the Funds for each of the four years in the period ended July 31, 2005 were audited by other auditors whose report, dated September 12, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of MuniHoldings Fund II, Inc. and of MuniHoldings New Jersey Insured Fund, Inc. as of July 31, 2006, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 20, 2006



Fund Certification (unaudited)


In February 2006, MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. during the taxable year ended July 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.



ANNUAL REPORTS                                                    JULY 31, 2006



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



ANNUAL REPORTS                                                    JULY 31, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Boards of Directors

All but one member of each Board of Directors is an independent director, whose only association with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Boards is also an independent director. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. Each Board and each Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Boards

Every year, each Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). Each Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Boards of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials are prepared separately for each Fund and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper;
(b) information comparing each Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other retail closed-end funds under similar investment mandates. Each Board also considers other matters it deems important to the approval process, such as payments made for services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Boards did not identify any particular information as controlling, and each member of the Boards may have attributed different weights to the various items considered.


Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in February 2006, the independent directors' and Boards' review included the following:



ANNUAL REPORTS                                                    JULY 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Services Provided by the Investment Adviser--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. Each Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. The Board considered the small number of funds classified by Lipper as comparable funds to MuniHoldings New Jersey Insured Fund, Inc. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Boards attach more importance to performance over relatively long periods of time, typically three to five years.

Relative to closed-end leveraged general municipal debt funds deemed comparable by the Investment Adviser, the Board noted that for the periods ended November 30, 2005, MuniHoldings Fund II, Inc.'s performance for the one-, three- and five-year periods ranked in the first quintile. The Board also reviewed MuniHoldings Fund II, Inc.'s performance based on annualized total return and annualized yield. The Board noted that with respect to both total return and yield the Fund ranked in the first quintile for the years ended November 30, 2005, 2004 and 2003; with respect to total return in the third quintile for the year ended November 30, 2002 and the first quintile for the year ended November 30, 2001; and with respect to yield in the second quintile for the years ended November 30, 2002 and 2001. The Board noted the lack of any significant number of comparable closed-end leveraged New Jersey municipal debt funds, but did note that relative to the three comparable funds identified MuniHoldings New Jersey Insured Fund, Inc.'s performance for the periods ended November 30, 2005 ranked third out of three funds for the one-year period, second out of three funds for the three-year period and first out of two funds for the five-year period. The Board also noted that MuniHoldings New Jersey Insured Fund, Inc.'s performance based on annualized yields ranked second out of three funds for the years ended November 30, 2005 and 2003, third out of three funds for the year ended November 30, 2004, and second out of two funds for the years ended November 30, 2002 and 2001. Each Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--Each Board reviewed the Fund's investment objectives and strategies. Each Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, each Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. Each Board also considered the experience of the Fund's portfolio manager. It was noted that Mr. DiMella, the portfolio manager for MuniHoldings Fund II, Inc., has more than 13 years' experience in portfolio management and Mr. Jaeckel, the portfolio manager for MuniHoldings New Jersey Insured Fund, Inc., has more than 15 years' experience. The Boards considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Funds. The Boards concluded that the Funds benefit from that experience.

Management Fees and Other Expenses--Each Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to retail closed-end funds with similar investment mandates. The Boards noted that the investment advisory fees charged to each of the Funds was equal to or slightly more than the fees charged to other retail closed-end funds of the Investment Adviser. With respect to MuniHoldings Fund II, Inc., the Board noted that the contractual and actual management fee rates and total expense ratio were below the median fees charged by comparable funds, as determined by Lipper. With respect to MuniHoldings New Jersey Insured Fund, Inc., the Board noted that the contractual management fee rate was equal to and the actual management fee rate was higher than the median fee charged by comparable funds, as determined by Lipper, while the actual total expense ratio was slightly lower than the median charged by such comparable funds. The Boards concluded that each Fund's management fee rate (including fee waivers) and overall expense ratio are reasonable compared to those of other comparable funds.



ANNUAL REPORTS                                                    JULY 31, 2006



Profitability--Each Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/ FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Boards also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. Each Board concluded that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board considered economies of scale to the extent applicable to each Fund's closed-end structure and determined that each Fund appropriately benefits from any economies of scale. Each Board determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, each entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



ANNUAL REPORTS                                                    JULY 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreements--Matters Considered by the Boards

In connection with the Transaction between Merrill Lynch and BlackRock, each Fund's Board of Directors considered a new investment advisory agreement (each a "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). Each Fund's New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors, approved the applicable New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist each Fund's Board in its consideration of the Fund's New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, each Fund's independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At each Fund's Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors met in executive sessions with their counsel to consider the Fund's New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to each Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that each Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek Board approval before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;



ANNUAL REPORTS                                                    JULY 31, 2006



* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of each New Investment Advisory Agreement, including the fact that neither Fund's schedule of total advisory fees will increase by virtue of the Fund's New Investment Advisory Agreement, but will remain the same;

* that in February 2006, each Fund's Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (each a "Current Investment Advisory Agreement") as required by the 1940 Act and determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees to be paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represented reasonable compensation to the Investment Adviser in light of the services to be provided, the expected costs to the Investment Adviser of providing those services, potential economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of each Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the applicable Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered by each Board were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to each Fund's Board meeting to consider the renewal of the Fund's Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper;
(b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, each Fund's directors considered information received in connection with their recent continuation of the Fund's Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's New Investment Advisory Agreement. Neither Fund's directors identified any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors of each Fund, including a majority of the independent directors, concluded that the terms of the Fund's New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.



ANNUAL REPORTS                                                    JULY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


Nature, Quality and Extent of Services Provided--Each Fund's Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

Each Fund's directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Fund's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under its New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with their recent review of each Fund's Current Investment Advisory Agreement, the Fund's directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



ANNUAL REPORTS                                                    JULY 31, 2006



In evaluating the costs of the services to be provided by BlackRock Advisors under each Fund's New Investment Advisory Agreement, the Fund's directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Fund's directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

Each Fund's directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Fund's Board determined that changes were not currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under Investment Advisory Agreement. Each Fund's directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, they had determined that the expected total fees for advisory and administrative services for the Fund were reasonable in light of the services to be provided. It was noted that in conjunction with the recent review of each Current Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, each Fund's directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



ANNUAL REPORTS                                                    JULY 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Investment Performance--Each Fund's directors considered investment performance for the Fund. Each Fund's directors compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Fund's directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the Fund's New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the Fund's shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreements--Matters Considered by the Boards

At the telephonic and in-person meetings held during April and May 2006 at which each Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also considered and approved a contingent subadvisory agreement (each a "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). Each Fund's Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Fund's Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. Each Fund's Contingent Subadvisory Agreement would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Fund's Board in the period up to the closing of the Transaction. The effectiveness of each Fund's Contingent Subadvisory Agreement, therefore, is contingent on further Board approval. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in either Fund's expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, each Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. Each Fund's Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in each Fund's Contingent Subadvisory Agreement, the Fund's Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of each Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. Each Fund's Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the applicable Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of the Fund's shareholders.



ANNUAL REPORTS                                                    JULY 31, 2006



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



Change in Funds' Independent Registered Public Acccounting Firm


On August 28, 2006, Ernst & Young llp ("E&Y") resigned as the Independent Registered Public Accounting Firm of MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. (each a "Fund" and collectively the "Funds").

E&Y's reports on the financial statements of the Funds for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of each of the Funds' Board of Directors approved the engagement of Deloitte & Touche llp as the Funds' Independent Registered Public Accounting Firm for the fiscal years ended July 31, 2006.



ANNUAL REPORTS                                                    JULY 31, 2006


Officers and Directors
                                                                                              Number of
                                                                                              Portfolios in  Other Public
                        Position(s)  Length of                                                Fund Complex   Directorships
                        Held with    Time                                                     Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to    President of the MLIM/FAM-advised funds       131 Funds      None
P.O. Box 9011           and          present    since 2005; President and Chief Investment    178 Portfolios
Princeton,              Director                Officer of MLIM and FAM since 2001; Co-Head
NJ 08543-9011                                   (Americas Region) thereof from 2000 to 2001
Age: 51                                         and Senior Vice President from 1999 to 2001;
                                                President and Director of Princeton Services,
                                                Inc. ("Princeton Services") since 2001;
                                                President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") since 2001; Chief
                                                Investment Officer of OppenheimerFunds, Inc. in
                                                1999 and Executive Vice President thereof from
                                                1991 to 1999.



 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
   Fund based on his positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


ANNUAL REPORTS                                                    JULY 31, 2006


Officers and Directors (continued)
                                                                                              Number of
                                                                                              Portfolios in  Other Public
                        Position(s)  Length of                                                Fund Complex   Directorships
                        Held with    Time                                                     Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*


Ronald W. Forbes**      Director     1998 to    Professor Emeritus of Finance, School of      49 Funds       None
P.O. Box 9095                        present    Business, State University of New York at     51 Portfolios
Princeton,                                      Albany since 2000 and Professor thereof from
NJ 08543-9095                                   1989 to 2000; International Consultant, Urban
Age: 65                                         Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     1998 to    Professor, Harvard Business School since      49 Funds       Newell
P.O. Box 9095                        present    1989; Associate Professor, J.L. Kellogg       51 Portfolios  Rubbermaid, Inc.
Princeton,                                      Graduate School of Management, Northwestern                  (manufacturing)
NJ 08543-9095                                   University from 1985 to 1989; Associate
Age: 54                                         Professor, Graduate School of Business
                                                Administration, University of Michigan from
                                                1979 to 1985; Director, Harvard Business
                                                School Publishing since 2005; Director,
                                                McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to    Self-employed consultant since 2001; Counsel  49 Funds       None
P.O. Box 9095                        present    of Alliance Capital Management (investment    51 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                   Secretary of Sanford C. Bernstein & Co., Inc.
Age: 60                                         (investment adviser/broker-dealer) from 1997
                                                to 2000; Secretary, Sanford C. Bernstein Fund,
                                                Inc. from 1994 to 2000; Director and Secretary of
                                                SCB, Inc. since 1998; Director and Secretary of
                                                SCB Partners, Inc. since 2000; and Director of
                                                Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to    President, Middle East Institute, from 1995   49 Funds       None
P.O. Box 9095                        present    to 2001; Foreign Service Officer, United      51 Portfolios
Princeton,                                      States Foreign Service, from 1961 to 1995
NJ 08543-9095                                   and Career Minister from 1989 to 1995; Deputy
Age: 70                                         Inspector General, U.S. Department of State,
                                                from 1991 to 1994; U.S. Ambassador to the
                                                Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1998 to    Professor of Finance from 1984 to 1995, Dean  49 Funds       Bowne & Co.,
P.O. Box 9095                        present    from 1984 to 1993 and since 1995 Dean         51 Portfolios  Inc. (financial
Princeton,                                      Emeritus of New York University's Leonard N.                 printers);
NJ 08543-9095                                   Stern School of Business Administration.                     Vornado Realty
Age: 68                                                                                                      Trust (real estate
                                                                                                             company);
                                                                                                             Alexander's, Inc.
                                                                                                             (real estate
                                                                                                             company)


Edward D. Zinbarg       Director     2000 to    Self-employed financial consultant since      49 Funds       None
P.O. Box 9095                        present    1994; Executive Vice President of the         51 Portfolios
Princeton,                                      Prudential Insurance Company of America from
NJ 08543-9095                                   1988 to 1994; Former Director of Prudential
Age: 71                                         Reinsurance Company and former Trustee of
                                                the Prudential Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


ANNUAL REPORTS                                                    JULY 31, 2006


Officers and Directors (concluded)

                          Position(s)  Length of
                          Held with    Time
Name, Address & Age       Funds        Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke           Vice         1993 to  Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
P.O. Box 9011             President    present  First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President
Princeton,                and          and      and Treasurer of Princeton Services since 1999 and Director since 2004; Vice
NJ 08543-9011             Treasurer    1999 to  President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004;
Age: 46                                present  Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                                2004.


Kenneth A. Jacob          Senior       2002 to  Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director
P.O. Box 9011             Vice         present  of MLIM from 1997 to 2000.
Princeton,                President
NJ 08543-9011
Age: 55


John M. Loffredo          Senior       2002 to  Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director
P.O. Box 9011             Vice         present  of MLIM from 1997 to 2000.
Princeton,                President
NJ 08543-9011
Age: 42


Robert A. DiMella         Vice         1998 to  Managing Director (Tax-Exempt Fund Management) of MLIM since 2004; Director
P.O. Box 9011             President    present  of MLIM from 2002 to 2004; Vice President of MLIM from 1996 to 2001.
Princeton,
NJ 08543-9011
Age: 39


Theodore R. Jaeckel Jr.   Vice         1998 to  Managing Director (Tax-Exempt Fund Management) of MLIM since 2005; Director
P.O. Box 9011             President    present  of MLIM from 1997 to 2005; Vice President of MLIM from 1991 to 1997.
Princeton,
NJ 08543-9011
Age: 46


Jeffrey Hiller            Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011             Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,                Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance
NJ 08543-9011                                   at Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 54                                         and Global Director of Compliance at Citigroup Asset Management from 2000 to
                                                2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission's Division of Enforcement in
                                                Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino       Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                          present  to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Funds serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


Investment Objectives


NYSE Symbol  MuniHoldings Fund II, Inc. seeks to provide shareholders with
MUH current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of the bond counsel to the issuer, is exempt from federal income taxes.


NYSE Symbol  MuniHoldings New Jersey Insured Fund, Inc. seeks to provide
MUJ shareholders with current income exempt from federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.



ANNUAL REPORTS                                                    JULY 31, 2006



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


ANNUAL REPORTS                                                    JULY 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           Note: The Fund changed auditors effective August, 28, 2006. Prior to that date, Ernst & Young LLP provided services as the Fund's independent registered public accountant.

           (a) Audit Fees -         Fiscal Year Ending July 31, 2006 - $26,500
                                    Fiscal Year Ending July 31, 2005 - $32,000

           (b) Audit-Related Fees - Fiscal Year Ending July 31, 2006 - $3,500
                                    Fiscal Year Ending July 31, 2005 - $3,500

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ending July 31, 2006 - $6,000
                                    Fiscal Year Ending July 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending July 31, 2006 - $0
                                    Fiscal Year Ending July 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending July 31, 2006 - $2,186,750
               Fiscal Year Ending July 31, 2005 - $7,926,666

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,409,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.


Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of July 31, 2006.

           (a)(1) Mr. Robert A. DiMella is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. DiMella has been a portfolio manager with MLIM since 1997, was a Vice President of MLIM from 1997 to 2001, was a Director (Tax-Exempt Fund Management) of MLIM from 2002 to 2004, has been a Managing Director of MLIM since 2004 and has 15 years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been the portfolio manager and a Vice President of the Fund since 1998.

           (a)(2) As of July 31, 2006:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
           (i) Name of      Registered    Other Pooled                 Registered    Other Pooled
           Portfolio        Investment     Investment       Other      Investment     Investment      Other
           Manager          Companies       Vehicles       Accounts    Companies       Vehicles      Accounts
           Robert A.
           DiMella                   5                1           0            0               1            0
                       $ 3,012,641,695    $  23,221,741     $     0      $     0   $  23,221,741      $     0


           (iv)   Potential Material Conflicts of Interest

           Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

           Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

           To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

           In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

           (a)(3)     As of July 31, 2006:

           Portfolio Manager Compensation

           The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

           Compensation Program

           The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

           Base Salary

           Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

           Performance-Based Compensation

           MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.
To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

           Cash Bonus

           Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

           Stock Bonus

           A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

           Other Compensation Programs

           Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

           Other Benefits

           Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.  As of July 31, 2006,
                  Mr. DiMella does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Fund II, Inc.


By:    /s/Robert C. Doll, Jr.
       ------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Fund II, Inc.


Date: September 20, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/Robert C. Doll, Jr.
       ------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Fund II, Inc.


Date: September 20, 2006


By:    /s/Donald C. Burke
       ---------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund II, Inc.


Date: September 20, 2006